                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  MARCH 16, 1999


                        EOP OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


      DELAWARE                         1-13625                 36-4156801
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


2 NORTH RIVERSIDE PLAZA
SUITE 2200
CHICAGO, ILLINOIS                                                  60606
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (312) 466-3300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                         EQUITY OFFICE PROPERTIES TRUST

ITEM 5  -  OTHER EVENTS

Attached as Exhibits to this form are the documents listed below:


      Exhibit                       Document
      -------                       --------
        1.1                         Underwriting Agreement dated
                                    March 16, 1999, by and among
                                    EOP Operating Limited
                                    Partnership and J.P. Morgan
                                    Securities Inc., as
                                    representative of the
                                    several underwriters listed
                                    on Schedule A thereto.

       4.24                         $400,000,000 8.375% Note due March 15, 2006

       4.25                         $100,000,000 8.375% Note due March 15, 2006

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EOP OPERATING LIMITED PARTNERSHIP



                                      By:  Equity Office Properties, its
                                           Managing General Partner



Date:  March 24, 2000                 By: /s/  Stanley M. Stevens
                                          -----------------------
                                          Stanley M. Stevens
                                          Executive Vice President and
                                          Secretary

                                  EXHIBIT INDEX


      Exhibit                       Document
      -------                       --------
        1.1                         Underwriting Agreement dated
                                    March 16, 1999, by and among
                                    EOP Operating Limited
                                    Partnership and J.P. Morgan
                                    Securities Inc., as
                                    representative of the
                                    several underwriters listed
                                    on Schedule A thereto.

       4.24                         $400,000,000 8.375% Note due March 15, 2006

       4.25                         $100,000,000 8.375% Note due March 15, 2006

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes.